Supplement to Prospectus Dated May 1, 1997

                          Supplement Dated July 1, 1997

This Supplement is to be placed immediately preceding the Table of Contents of the Prospectus.

The section entitled "CONTRACT EXPENSE SUMMARY - Annual Expenses of the Sub-accounts" is amended as follows:

                       Annual Expenses of the Sub-accounts
                 (as a percentage of average daily net assets)*

          Mortality and Expense Risk Charges                              0.50%
          Administration Charge                                           0.15%
                                                                          -----
          Total Annual Expenses of the Sub-accounts                       0.65%

* Prior to July 1, 1994, Class 2 Sub-accounts of Separate Account B were assessed total annual expenses of 1.90%, including an investment allocation service charge of 1.0% and 0.90% for the combination of mortality, expense risk as well as administration charges. Effective July 1, 1994, the investment allocation services charge was no longer assessed against the Sub-accounts. Therefore, total annual expenses were 0.90%. Effective July 1, 1997, the combination of mortality, expense risk, and administration charges was reduced to 0.65%.

The tables in the section entitled "EXPENSE EXAMPLES" are amended as follows:

The examples shown assume that: (a) fees and expenses remain constant; (b) there are no withdrawals of Account Value during the period shown; (c) there are no transfers or other transactions subject to a fee during the period shown; (d) no tax charge applies; (e) the $35 Annual Maintenance Fee is represented as a .15% charge based on our assumed average contract size; and (f) the expenses throughout the period for the underlying mutual fund portfolios will be the lower of the expenses without any applicable reimbursement or expenses after any applicable reimbursement, as shown above in the section entitled "Contract Expense Summary."

THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Sub-accounts are referred to below by their specific names.

           Examples (amounts shown are rounded to the nearest dollar)

Whether or not you surrender your Annuity at the end of the applicable time period or begin taking annuity payments at such time, you would pay the following expenses on a $1,000.00 investment, assuming 5% annual return on assets:

                                                                                        After:
                                                            1 yr.            3 yrs.           5 yrs.            10 yrs.
              Sub-accounts
              JanCap Growth 2                                19                60              103                221
              AST Janus Overseas Growth 2                    23                70              119                254
              LA Growth and Income 2                         18                56               96                207
              Fed Utility Inc 2                              18                55               94                202
              Fed High Yield 2                               19                58               99                213
              AST Money Market 2                             14                44               76                165
              T. Rowe Price Asset Allocation 2               20                63              108                231
              T. Rowe Price International Equity 2           21                66              113                241
              T. Rowe Price Natural Resources 2              21                66              113                241
              T. Rowe Price International Bond 2             20                62              106                228
              T. Rowe Price Small Company Value 2            21                65              111                238
              Founders Capital Appreciation 2                20                62              106                228
              Founders Passport 2                            22                68              116                248
              INVESCO Equity Income 2                        18                56               96                208
              PIMCO Total Return Bond 2                      17                53               91                198
              PIMCO Limited Maturity Bond 2                  17                53               91                198
              Berger Capital Growth 2                        19                58               99                212
              RS Value + Growth 2                            22                67              115                245
              AST Putnam Value Growth & Income 2             19                59              101                218
              AST Putnam International Equity 2              20                62              106                228
              AST Putnam Balanced 2                          18                56               96                208
              Twentieth Century Strategic Balanced 2         20                62              107                229
              Twentieth Century International Growth 2       23                70              119                254
              AA Growth 2                                    16                50               86                186
              AA Small Capitalization 2                      17                53               91                197
              AA MidCap Growth 2                             17                52               89                192
              NB Partners 2                                  18                55               95                205
              MV Emerging Markets 2                          23                71              121                258

The section entitled "CHARGES AGAINST THE ASSETS - Administration Charge" is amended as follows:

Administration Charge: We assess each Class 2 Sub-account, on a daily basis, an administration charge. The charge is 0.15% per year of the average daily total value of such Sub-account

The section entitled "CHARGES AGAINST THE ASSETS - Mortality and Expense Risk Charges" is amended as follows:

Mortality and Expense Risk Charges: For Class 2 Sub-accounts, the mortality risk charge is 0.25% per year and the expense risk charge is 0.25% per year. These charges are assessed in combination each day against each Sub-account at the rate of 0.50% per year of the average daily total value of each Sub-account.

AC-SUPP (7/97)